UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.       )

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iBasis, Inc.

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This filing consists of slides used in an analyst conference call regarding the plan to combine Koninklijke KPN N.V.’s international voice wholesale business with iBasis, Inc. (“iBasis”) in accordance with a Share Purchase and Sale Agreement dated June 21, 2006 by and between iBasis and KPN Telecom B.V. (collectively, with Koninklijke KPN N.V., “KPN”)

iBasis and KPN: Creating a Top Five International Wholesale Carrier J u n e 2 1, 2 0 0 6

Important Legal Information This communication may be deemed to be solicitation material in respect of the proposed transaction between iBasis and Royal KPN. In connection with the proposed transaction, iBasis intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A. STOCKHOLDERS OF IBASIS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING IBASIS’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC's web site, http://www.sec.gov, and iBasis’s stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from iBasis. Such documents are not currently available. Participants in Solicitation Royal KPN and its directors and executive officers, and iBasis and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of iBasis Common Stock in respect of the proposed transaction. Information about the directors and executive officers of Royal KPN is set forth in the Annual Report on Form 20-F for the year ended 2005, which was filed with the SEC on March 14, 2006. Information about the directors and executive officers of iBasis is set forth in iBasis’s proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on March 23, 2006. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the transaction when it becomes available. Safe Harbor for Forward-Looking Statements Statements in this document regarding the proposed transaction between iBasis and Royal KPN, including the expected timetable for completing the transaction, the expected dividend payment, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding the parties’ future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the parties’ ability to consummate the transaction due to regulatory restrictions, the failure to receive stockholder approval, or other reasons, the ability of iBasis and Royal KPN to successfully integrate their operations and employees, the ability to realize anticipated synergies, the emergence of new competitive initiatives resulting from rapid technological advances or changes in pricing in the market, business conditions and volatility and uncertainty in the markets that iBasis and Royal KPN serve, and the other factors described in iBasis’s Quarterly Report on Form 10-Q for its most recently completed fiscal quarter and Annual Report on Form 10-K for its most recently completed fiscal year and Royal KPN’s Annual Report on Form 20-F for its most recently completed fiscal year all of which are available at www.sec.gov. The parties expressly disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this release.

EBITDA Financial Disclosure  EBITDA (“Adjusted EBITDA”) is defined as earnings before stock-based compensation, interest, taxes, depreciation and amortization and adjustments to revenues and costs to reflect market rates on intra-company transactions.  Investors are cautioned that the Adjusted EBITDA information contained in this presentation is not a financial measure under United States generally accepted accounting principles. In addition, it should not be construed as an alternative to any other measures of performance determined in accordance with generally accepted accounting principles, or as an indicator of  operating performance, liquidity or cash flows generated by operating, investing and financing activities, as there may be significant factors or trends that it fails to address. Adjusted EBITDA financial information is presented because we believe that it is helpful to some investors as a measure of our  operating trends. We cautions investors that Non-GAAP financial information such as Adjusted EBITDA, by its nature, departs from traditional accounting conventions; accordingly, its use can make it difficult to compare our results with the results from other reporting periods and with the results of other companies.

iBasis: The Global VoIP Company (Nasdaq:IBAS) Q1 2006 Revenue $110.8 M Minutes 2.3 B EBITDA $3.2 M EPS $0.05 2006 Guidance Revenue $480 - 500 M EPS $0.15 - 0.24 Two Growth Engines: Wholesale Trading of International Voice Traffic Retail International Calling Cash Flow Positive Debt Free * * Assuming stable ARPM Minutes In Billions Revenue In Millions (USD) Q1 Q1 0 2 4 6 8 10 12 2000 2001 2002 2003 2004 2005 2006 F 0 50 100 150 200 250 300 350 400 450 500 2000 2001 2002 2003 2004 2005 2006 F

Royal KPN N.V.: The National Operator of The Netherlands KPN Global Carrier Services Carve-out subsidiary of KPN’s fixed division, providing termination of international voice Strong position in Mobile and throughout Europe €2.4B FCF €1.4B CAPEX €4.6B EBITDA €11.8B Revenue 2005 Tier One National Carrier and major Mobile Operator High-profile member of global telecom community High quality network in Europe Strong wholesale and retail brands 7.9 B MOU $29 M EBITDA $755 M Revenue 2005 Pro forma @ €1 = $1.2875

Industry Developments International wholesale voice business becoming more dependent on scale and efficiency, threatening long-term viability of smaller players and high-overhead incumbents Greater scale is essential to negotiate lower termination prices Sector consolidation already under way ongoing business combination of companies who want to play a key role in the market retrenchment from international wholesale of some telecom incumbents Migration to IP technology critical to competitive success Growth in mobile and consumer VoIP expanding wholesale market

Transaction Structure Public Shareholders KPN Global Carrier Services Pre Transaction Post Transaction 100% 100% Public Shareholders KPN Global Carrier Services 100% $113 M 49% Cash Equity ownership 51% $55 M KPN to contribute 100% of KPN Global Carrier Services into iBasis with $21 M of cash on the balance sheet KPN to make a cash payment of $55 M to iBasis iBasis to issue new shares to KPN representing 51% of diluted shares iBasis to pay a post-closing special dividend of $113 M to its pre-closing shareholders

Corporate Governance Executive Management and Board of Directors Ofer Gneezy will continue to serve as president and CEO, and Gordon VanderBrug will continue to serve as Executive Vice President The 7-member Board will consist of five current directors including Ofer Gneezy, as chairman and Gordon VanderBrug KPN will appoint two non-executive directors: Eelco Blok, Member of the Board of Management of KPN and responsible for the Fixed Division and Joost Farwerck, Director Wholesale Services and Operations at KPN KPN will nominate two independent Board members as the terms of the existing independent directors come up for renewal Certain significant corporate actions by the Board will be subject to approval by KPN Headquarters Burlington, Massachusetts Closing Conditions iBasis shareholder approval Receipt of governmental approvals Other customary closing conditions

Timeline to Closing 30–60 days 2–3 months ASAP after Shareholder Mtg. 20 June 2006 Definitive Agreement Signed Regulatory Clearance/ Call Shareholder Meeting iBasis Shareholder Meeting Closing Transaction subject to customary regulatory approvals and approval of iBasis shareholders only Expected closing by the end of 2006

Deal Logic: The Expanded iBasis Scale Strength in Growing Markets and Stable Captive Base One of the five largest international voice wholesalers in the world Strength in mobile and consumer VoIP, the fastest growing segments of global telecom Stable base from iBasis and KPN retail traffic Pre-tax cost synergies expected to exceed $10 M per annum in the medium term Accelerate migration of KPN Global Carrier Services traffic to IP Better termination rates thanks to stronger purchasing power Back office integration Complementary Footprint Combination of complementary sales forces and network footprint to generate new sales opportunities Cost Synergies Strong Financial Profile Solid balance sheet and positive cash flow to underpin iBasis’ continued growth strategy

Greater Scale Success in International Wholesale Voice will be determined by scale and efficiency The international wholesale voice business is becoming a commoditized business Margin pressure threatening long-term sustainability of smaller players and high-overhead incumbents Greater scale provides negotiating leverage for lower termination costs and higher return traffic Combination of iBasis and KPN Global Carrier Services creates a Tier 1 wholesale player Double iBasis scale to a combined volume of 15.7 B minutes and revenue of $1.1 B in 2005(2) Better position and additional debt capacity to participate in, and drive, future market consolidation Stronger reputation to win new customers worldwide Notes Based on TeleGeography 2006; KPN Global Carrier Services and iBasis based on company’s figures; iBasis’ traffic is predominantly VoIP; KPN Global Carrier Services is all traffic excluding incoming; AT&T data excludes a significant volume of traffic originated outside the US; Teleglobe and Primus traffic includes VoIP Based on $/€ exchange rate of 1.2875 Traffic Volume Carried by Selected Multinational Carriers, 2004(1) Minutes (B) 0 4 8 12 16 20 24 28 KPN Global Carrier Svcs. iBasis

Complementary Footprints Combination of sales force and destinations will stimulate revenue growth iBasis and KPN Global Carrier Services have complementary network footprints: KPN Global Carrier Services is particularly strong in mobile termination in Europe iBasis has strength in fixed termination in the Americas and Asia Significant opportunities to cross-sell each other’s destinations to combined customer base iBasis KPN Global Carrier Services By Region By Type By Type By Region Minutes Breakdown by Termination Region and Type - 2005 65 35 Americas Other 36 64  Mobile Fixed 20 80 Mobile Fixed 25 75 Europe Other

Cost Synergies The merger and integration of operations will create pre-tax annual cost synergies. These are expected to exceed $10 M in the medium term Better termination rates by combining both footprints and selecting cheaper termination partners Leverage iBasis trading & routing system to exploit spot trading opportunities on KPN Global Carrier Services traffic Sizeable cost savings achievable through economies of scale in administration, operations and IT systems Limited integration costs Leverage iBasis expertise to speed up the transfer to an all-IP network Significant time benefit to achieve full global IP network and optimal routing schemes Steep reduction in transmission costs ~ $30 M capex for gradual conversion of KPN Global Carrier Services TDM network to VoIP

Strength in Fastest-Growing Markets and Stability from Captive Traffic

Mobile Market

- 44% of worldwide wholesale revenues is European Mobile termination[1]
- KPN Global Carrier Services has a significant mobile trading business and relationships with key European mobile operators

Consumer VoIP

- iBasis is a leading international provider to emerging consumer VoIP companies with more than 35 customers, including Skype and Yahoo!
- VoIP is fast growing % of fixed line traffic; 14% in Japan, 40% in France by end of 2006

Sustainability

- 20 – 25% of traffic is captive from iBasis and KPN retail operations

European Mobile Termination as % of Worldwide Wholesale Revenue[1]



56
44
Eur. Mobile
All Other

Consumer VoIP Growth[2]

	2006 Subscribers	Annual Growth
Asia/Pacific	21.3 M	50%
EMEA	13.6 M	151%
North America	12.3 M	184%

Notes:
1. Source: TeleGeography 2006
2. Source: Infonetics, Q1, 2006

kpn

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iBasis
The Global VoIP Company

Strong Financial Profile Company virtually debt free Accelerated positive cash flow and net profit development Anticipated financial results in 2006* Revenue of $ 1.2 – 1.25 B EBITDA of $ 45 – 50 M *As if the two entities were combined for the full year 2006, assuming the current Euro/Dollar exchange rate, and excluding synergies and integration related expenses.

Summary Deal Structure KPN to contribute 100% of KPN Global Carrier Services into iBasis with $21 M of cash on the balance sheet KPN to make a cash payment of $55 M to iBasis iBasis to issue new shares to KPN representing 51% of diluted shares iBasis to pay a post-closing special dividend of $113 M to its pre-closing shareholders Highlights Transaction improves competitiveness due to increased scale, which is critical in the current industry environment Footprints of KPN Global Carrier Services and iBasis are complementary Benefits from iBasis’ IP platform to achieve lower costs and KPN Global Carrier Services’ mobile strengths to expand mobile trading business Annual pre-tax cost synergies are expected to exceed $10 M in the medium term The Expanded iBasis Among the five largest international carriers in the world Strengths in VoIP and mobile, the fastest-growing segments of telecom High growth in both wholesale and retail businesses Profitable and cash generating Debt free

Additional Information and Where to Find It

                This communication may be deemed to be solicitation material in respect of the proposed transaction between iBasis and KPN. In connection with the proposed transaction, iBasis intends to file or furnish relevant materials with the SEC, including a proxy statement on Schedule 14A. STOCKHOLDERS OF iBASIS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, INCLUDING iBASIS’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT IBASIS, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and iBasis’s stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from iBasis and will be able to view such documents on the iBasis website at www.ibasis.com. Such documents are not currently available.

Participants in Solicitation

                KPN and its directors and executive officers, and iBasis and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of iBasis Common Stock in respect of the proposed transaction. Information about the directors and executive officers of Koninklijke KPN N.V. is set forth in its Form 20-F, which was filed with the SEC on March 14, 2006. Information about the directors and executive officers of iBasis is set forth in iBasis’s proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on March 23, 2006. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the transaction when it becomes available.

Safe Harbor for Forward-Looking Statements

                Statements in this document regarding the proposed transaction between iBasis and KPN, including the expected timetable for completing the transaction, the expected dividend payment, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding the parties’ future expectations, beliefs, goals or prospects constitute forward-looking statements under Section 21E of the Securities Exchange Act of 1934 and involve risks and uncertainties.  Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements.  A number of important factors could cause actual

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results or events to differ materially from those indicated by such forward-looking statements, including the parties’ ability to consummate the transaction due to regulatory restrictions, the failure to receive stockholder approval, or other reasons, the ability of iBasis and KPN to successfully integrate their operations and employees, the ability to realize anticipated synergies, the emergence of new competitive initiatives resulting from rapid technological advances or changes in pricing in the market, business conditions and volatility and uncertainty in the markets that iBasis and KPN serve, and the other factors described in iBasis’s Quarterly Report on Form 10-Q for its most recently completed fiscal quarter and Annual Report on Form 10-K for its most recently completed fiscal year, and Koninklijke KPN N.V.’s Form 20-F filing with the SEC, all of which are available at www.sec.gov.  Such forward-looking statements are only as of the date they are made, and iBasis expressly disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this release.

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